                                                                     Exhibit 8.2

                     US$ NOTE NOTICE OF GUARANTEED DELIVERY
                                      FOR

                             INTRAWEST CORPORATION

      As set forth in the final short form prospectus dated December 21, 2004, (the "Prospectus") of Intrawest Corporation (the "Issuer"), and in the accompanying US$ Note Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Issuer's Exchange Offer (the "Exchange Offer") to exchange its outstanding 7.50% Senior Notes due October 15, 2013 (the "US$ Notes") which were issued under an indenture dated as of October 9, 2003 for its 7.50% Senior Exchange Notes due October 15, 2013 (the "Exchange Notes"), which have been registered under the United States Securities Act of 1933, as amended, and qualified for distribution in the Provinces of British Columbia, Ontario and Quebec, if the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent, or the procedure for book-entry transfer cannot be completed, prior to 5:00 P.M., New York time, on the Expiration Date (as defined herein). This form may be delivered by hand or transmitted by facsimile transmission, overnight delivery or mail to the Exchange Agent as set forth below. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON JANUARY 21, 2005, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF PRIVATE NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.
              Delivery To: JPMorgan Chase Bank, as Exchange Agent

                      BY MAIL, HAND OR OVERNIGHT DELIVERY:
                              JPMorgan Chase Bank
                               1301 Fifth Avenue
                                   Suite 3300
                               Seattle, WA 98101

                          Attention: Michael A. Jones

                 BY FACSIMILE (FOR ELIGIBLE INSTITUTIONS ONLY):
                           Facsimile: (206) 624-3867
                      Confirm by Telephone: (206) 903-4908

      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA A FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

      This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender US$ Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and Gentlemen:

      The undersigned hereby tenders to the Issuer, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of US$ Notes set forth below pursuant to the guaranteed delivery procedures described under the section entitled "THE EXCHANGE OFFERS -- Guaranteed Delivery Procedures" in the Prospectus.

      The undersigned understands that tenders of US$ Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of US$ Notes pursuant to the Exchange Offer may only be withdrawn prior to 5:00 P.M., New York time, on the Expiration Date pursuant to the procedures described under the section entitled "THE EXCHANGE OFFERS -- Withdrawal Rights" in the Prospectus. Tenders of US$ Notes may also be withdrawn if the Exchange Offer is terminated without any such US$ Notes being purchased thereunder or as otherwise provided in the Prospectus.

      All authority thereto conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

            NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.


Principal Amount of US$ Notes Tendered          Name(s) of Tendering Holder(s)
---------------------------------------------   ---------------------------------------------
                                                ---------------------------------------------
Certificate Nos. (if available)                 Please Print or Type
---------------------------------------------
                                                Address
                                                ---------------------------------------------
                                                Area Code and Telephone No.
                                                ---------------------------------------------
                                                Signature(s)
                                                ---------------------------------------------
                                                Dated:
                                                If US$ Notes will be delivered by book-entry
                                                transfer to The Depository Trust
                                                Company provide account number.
                                                Account No.

      This Notice of Guaranteed Delivery must be signed by (i) the holder(s) of US$ Notes exactly as its (their) name(s) appear(s) on a security position listing maintained by The Depository Trust Company as the owner of US$ Notes or
(ii) by person(s) authorized to become holder(s) by documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                    PLEASE PRINT NAME(S) AND ADDRESS(ES) OF PERSON(S) SIGNING
                    ABOVE
Name(s)
                    ------------------------------------------------------------

                    ------------------------------------------------------------
Capacity:
                    ------------------------------------------------------------
Address(es):
                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                             GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the United States Securities Exchange Act of 1934, as amended, hereby guarantees that delivery to the Exchange Agent of certificates representing the US$ Notes being tendered hereby in paper form for transfer or a confirmation of the book-entry transfer of such US$ Notes into the Exchange Agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

      THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST COMPLETE THIS FORM, COMMUNICATE THE GUARANTEE TO THE EXCHANGE AGENT AND DELIVER THE LETTER OF TRANSMITTAL AND US$ NOTES TENDERED HEREBY TO THE EXCHANGE AGENT (OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH US$ NOTES INTO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY) WITHIN THE TIME PERIOD SET FORTH HEREIN AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.


Name of Firm                                    --------------------------------------------
                                                Authorized Signature
Address                                         Name
--------------------------------------------    Please Print or Type
Zip Code
Area Code and Telephone No.                     Title
--------------------------------------------
Dated: ________________________ , 200 __

NOTE: DO NOT SEND CERTIFICATES FOR US$ NOTES WITH THIS FORM. CERTIFICATES FOR US$ NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                    CDN$ NOTE NOTICE OF GUARANTEED DELIVERY
                                      FOR

                             INTRAWEST CORPORATION

      As set forth in the final short form prospectus dated December 21, 2004, (the "Prospectus") of Intrawest Corporation (the "Issuer"), and in the accompanying Cdn$ Note Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Issuer's Exchange Offer (the "Exchange Offer") to exchange its outstanding 6.875% Senior Notes due October 15, 2009 (the "Cdn$ Notes") which were originally issued under an indenture dated as of October 6, 2009, for its 6.875% Senior Exchange Notes due October 15, 2009 (the "Exchange Notes"), which have been registered under the United States Securities Act of 1933, as amended, and qualified for distribution in the Provinces of British Columbia, Ontario and Quebec, if the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent, or the procedure for book-entry transfer cannot be completed, prior to 5:00 P.M., New York time, on the Expiration Date (as defined herein). This form may be delivered by hand or transmitted by facsimile transmission, overnight delivery or mail to the applicable Exchange Agent as set forth below. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON JANUARY 21, 2005, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF REGISTERED NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.
Delivery To: JPMorgan Chase Bank (with respect to Existing Notes registered in the name of The Depository Trust Company) or CIBC Mellon Trust Company (with respect to Existing Notes registered in the name of The Canadian Depository for Securities Limited), as Exchange Agents

                      BY MAIL, HAND OR OVERNIGHT DELIVERY:

             JPMorgan Chase Bank                         CIBC Mellon Trust Company
              1301 Fifth Avenue                          1066 West Hastings Street
                  Suite 3300                                     Suite 1600
              Seattle, WA 98101                           Vancouver, B.C. V6E 3X1
         Attention: Michael A. Jones                    Attention: Roberta Massender
BY FACSIMILE (FOR ELIGIBLE INSTITUTIONS ONLY): BY FACSIMILE (FOR ELIGIBLE INSTITUTIONS ONLY):
          Facsimile: (206) 624-3867                      Facsimile: (604) 688-4301
     Confirm by Telephone: (206) 903-4908           Confirm by Telephone: (604) 891-3021

      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA A FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

      This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Cdn$ Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and Gentlemen:

      The undersigned hereby tenders to the Issuer, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Cdn$ Notes set forth below pursuant to the guaranteed delivery procedures described under the section entitled "THE EXCHANGE OFFERS -- Guaranteed Delivery Procedures" in the Prospectus.

      The undersigned understands that tenders of Cdn$ Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of Cdn$ Notes pursuant to the Exchange Offer may only be withdrawn prior to 5:00 P.M., New York time, on the Expiration Date pursuant to the procedures described under the section entitled "THE EXCHANGE OFFERS -- Withdrawal Rights" in the Prospectus. Tenders of Cdn$ Notes may also be withdrawn if the Exchange Offer is terminated without any such Cdn$ Notes being purchased thereunder or as otherwise provided in the Prospectus.

      All authority thereto conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

            NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.


Principal Amount of Cdn$ Notes Tendered         Name(s) of Tendering Holder(s)
---------------------------------------------   ---------------------------------------------
                                                ---------------------------------------------
Certificate Nos. (if available)                 Please Print or Type
---------------------------------------------
                                                Address
                                                ---------------------------------------------
                                                Area Code and Telephone No.
                                                ---------------------------------------------
                                                Signature(s)
                                                ---------------------------------------------
                                                Dated:
                                                If Cdn$ Notes will be delivered by book-entry
                                                transfer to The Depository Trust
                                                Company or The Canadian Depository for
                                                Securities Limited, as applicable, provide
                                                account number.
                                                Account No.

      This Notice of Guaranteed Delivery must be signed by (i) the holder(s) of Cdn$ Notes exactly as its (their) name(s) appear(s) on a security position listing maintained by The Depository Trust Company or The Canadian Depository for Securities Limited, as applicable, as the owner of Cdn$ Notes or (ii) by person(s) authorized to become holder(s) by documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                    PLEASE PRINT NAME(S) AND ADDRESS(ES) OF PERSON(S) SIGNING
                    ABOVE
Name(s)
                    ------------------------------------------------------------

                    ------------------------------------------------------------
Capacity:
                    ------------------------------------------------------------
Address(es):
                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                             GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the United States Securities Exchange Act of 1934, as amended, hereby guarantees that delivery to the applicable Exchange Agent of certificates representing the Cdn$ Notes being tendered hereby in paper form for transfer or a confirmation of the book-entry transfer of such Cdn$ Notes into the applicable Exchange Agent's account at The Depository Trust Company or The Canadian Depository for Securities Limited, as applicable, pursuant to the procedures for book-entry transfer set forth in the Prospectus, with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees and any other documents required by the Letter of Transmittal, will be received by the applicable Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

      THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST COMPLETE THIS FORM, COMMUNICATE THE GUARANTEE TO THE APPLICABLE EXCHANGE AGENT AND DELIVER THE LETTER OF TRANSMITTAL AND CDN$ NOTES TENDERED HEREBY TO THE APPLICABLE EXCHANGE AGENT (OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH CDN$ NOTES INTO THE APPLICABLE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY OR THE CANADIAN DEPOSITORY FOR SECURITIES LIMITED, AS APPLICABLE) WITHIN THE TIME PERIOD SET FORTH HEREIN AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.


Name of Firm                                    --------------------------------------------
                                                Authorized Signature
Address                                         Name
--------------------------------------------    Please Print or Type
Zip Code
Area Code and Telephone No.                     Title
--------------------------------------------
Dated: ________________________ , 200 __

NOTE: DO NOT SEND CERTIFICATES FOR CDN$ NOTES WITH THIS FORM. CERTIFICATES FOR CDN$ NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.